THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS") AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF (A "TRANSFER") IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY LAWS OR PURSUANT TO AN OPINION FROM COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION (AS DEFINED BELOW) THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE BLUE SKY LAWS


                                     WARRANT

                  TO PURCHASE 500,000 SHARES OF COMMON STOCK OF

                         HORIZON MEDICAL PRODUCTS, INC.


Date of Issuance: April 1, 1998

         For value received, HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "Corporation"), hereby grants to PREMIER PURCHASING PARTNERS, L.P., a California limited partnership ("Premier"), or its permitted and registered assigns, the right to subscribe for and purchase from the Corporation, at any time and from time to time during the Effective Period (as defined herein) the Warrant Shares (as defined herein) at the Exercise Price (as defined herein) and upon the terms and subject to the conditions hereinafter set forth.

         1. DEFINITIONS. For the purposes of this Warrant, the following terms have the meanings indicated:

            "Accelerated Shares" shall have the meaning set forth in Section 3.3 hereof.

            "Accelerated Year" shall have the meaning set forth in Section 3.3 hereof.

            "Additional Shares" shall mean all shares of Common Stock issued by the Corporation after the date hereof, other than (i) shares of Common Stock issued in connection with an acquisition by the Corporation of the Stock or assets of another Person or in connection with a business combination ("Acquisition Consideration") and for which acquisition or business combination there shall have been issued an opinion from a nationally recognized investment banking firm with respect to the fairness, from a financial point of view, of such Acquisition Consideration, (ii) up to 500,000 shares of Common Stock issued upon exercise of options granted under the Corporation's 1998 Stock Incentive Plan (the "Stock Plan"), (iii) shares of Common Stock issued under, or pursuant to the exercise of options issued under, the Consulting Agreement dated February 1, 1996, as heretofore amended, between the Corporation and Health Care Alliance, Inc. (the "Health Care Alliance Agreement"), (iv) shares of Common Stock issued under, or pursuant to the exercise of options or warrants issued under, the Consulting Agreement dated May 8, 1997 between the Corporation and Robert Cohen (the "Cohen Agreement") and (v) shares of Common Stock issued to Premier or any Person controlling, controlled by or under common control with Premier.

            "Base Shares" shall have the meaning set forth in Section 3.1 hereof.

            "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in Atlanta, Georgia are authorized or required by law to close.

            "Common Stock" shall mean the Corporation's Common Stock, par value $0.001 per share.

            "Contract Year" shall mean the period commencing on the date hereof and ending June 30, 1999 and each of the four successive one-year periods commencing on the first, second, third and fourth annual anniversaries of June 30, 1999.

            "Convertible Securities" shall mean evidences of indebtedness, shares of Stock, warrants or other securities (other than Options) which are or may be at any time convertible into or exercisable or exchangeable for or into shares of Common Stock, other than securities issued under the Stock Plan, the Health Care Alliance Agreement, the Cohen Agreement or as Acquisition Consideration. The term "Convertible Security" shall mean one of the Convertible Securities.

            "Effective Date" shall mean, with respect to any Warrant Shares vesting in respect of the initial Contract Year, the second annual anniversary of the vesting thereof and, with respect to any Warrant Shares vesting in respect of the second, third, fourth and fifth Contract Years, the first annual anniversary of the respective vesting dates thereof.

            "Effective Period" shall mean with respect to any Warrant Shares the period beginning at 9:00 a.m. Eastern Standard Time on the Effective Date applicable to such Warrant Shares and ending on (x) with respect to Warrant Shares vesting with respect to the initial Contract Year, the third annual anniversary date of the Effective Date at 5:00 p.m. Eastern Standard Time and
(y) with respect to Warrant Shares vesting with respect to the second, third, fourth and fifth Contract Years, the fourth annual anniversary date of their respective Effective Dates at 5:00 p.m. Eastern Standard Time.

            "Exercise Date" shall mean a date on which an exercising Holder of this Warrant has submitted to the Corporation this Warrant and the subscription form attached hereto as Exhibit A and, if applicable, has paid the Exercise Price as required by Section 3.5 hereof.

            "Exercise Price" shall mean the Initial Public Offering price per share to the public of a share of Common Stock subject to adjustment in accordance with Section 6 hereof.

            "Fair Market Value" of a share of Common Stock as of any date shall mean the average of the closing prices of Common Stock for the twenty (20) consecutive Trading Days prior to the date of determination. The closing price for each day shall be:

                  (i) the closing sale price or, in the absence of a closing sale price, the average of the highest bid and lowest asked prices of one share of Common Stock quoted in the Nasdaq Stock Market's National Market or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted; or

                  (ii) if not quoted as described in clause (i), the average of the highest bid and lowest offered quotations for one share of Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and offered quotations for Common Stock on at least five (5) of the twenty (20) consecutive Trading Days next preceding the date of determination; or

                  (iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of one share of Common Stock on the principal securities exchange on which the Common Stock is listed or admitted for trading.

                  If none of the conditions set forth above is met, the closing price of one share of Common Stock on any day or the average of such closing prices for any period shall be the Fair Market Value of Common Stock for such day or period as determined by a member firm of the New York Stock Exchange selected by the Corporation and approved by the Holder. If the Corporation and the Holder are unable to agree on the selection of a member firm, then the issue of selection of a member firm shall be submitted to the American Arbitration Association.

                  "Group Purchasing Agreement" shall mean the Group Purchasing Agreement of even date herewith between Premier and the Corporation, as the same may be amended from time to time in accordance with the terms thereof.

                  "Holder" shall mean Premier, as the original registered holder of this Warrant, and any permitted and registered transferee of Premier.

                  "Horizon Products" shall mean the Products (as defined in the Group Purchasing Agreement) available for purchase by Premier Organizations pursuant to the Group Purchasing Agreement.

            "Initial Public Offering" shall mean the first registration of an offering of shares of Common Stock under the Securities Act which is declared effective by the Securities and Exchange Commission (other than by a registration on Form S-4 or S-8 or any successor or similar forms).

            "Option" shall mean any option to subscribe for or purchase any shares of Common Stock or any Convertible Security, other than options issued under the Stock Plan, the Health Care Alliance Agreement, the Cohen Agreement or as Acquisition Consideration.

            "Performance Goal" shall have the meaning set forth in Section 3.1 hereof.

            "Performance Goal Statement" shall have the meaning set forth in
Section 3.1 hereof.

            "Person" shall mean an individual, corporation, partnership, trust, unincorporated organization, limited liability company, limited liability partnership, government body or agency or political subdivision thereof, or other association, sole proprietorship or entity.

            "Premier Organizations" shall mean the limited partners and affiliates of Premier, their affiliated hospitals and hospital systems and all other Persons who have been granted the right to effect purchases pursuant to contracts to which Premier or an affiliate of Premier is a party.

            "Rescinded Adjustment" shall have the meaning set forth in Section
6.4.3 hereof.

            "Registration Shares" shall mean the Warrant Shares issued pursuant to any exercise of this Warrant.

            "Restricted Securities" shall have the meaning set forth in Section
4.

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute then in effect.

            "Stock" shall mean, with respect to any Person, any and all shares, interests or other equivalents (however designated) of, or participations in, the capital stock of any class of such Person.

            "Trading Day" shall mean, with respect to the Common Stock: (i) if the Common Stock is quoted on the Nasdaq Stock Market's National Market, any similar system of automated dissemination of quotations of securities prices, or the National Quotation Bureau Incorporated, each day on which quotations may be made on such system; or (ii) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business; or (iii) if shares of the Common Stock are not quoted on any system or listed or admitted for trading on any securities exchange, a Business Day.

            "Transfer Notice" shall have the meaning set forth in Section 4(b) hereof.

            "Warrant" shall mean this Warrant and any replacement warrants issued with respect hereto pursuant to Sections 3.5 or 12 hereof.

            "Warrant Shares" shall initially mean up to five hundred thousand (500,000) shares of Common Stock (and thereafter such number of shares of Common Stock as shall result from the adjustments specified herein) and shall mean only those shares of Common Stock which vest in accordance with Section 3 hereof.

         2. DURATION. The Holder shall have the right to exercise this Warrant and to subscribe for and purchase Warrant Shares only during the Effective Period applicable to the Warrant Shares subscribed for.

         3. VESTING; METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT.

            3.1. General. Subject to the acceleration provisions set forth in Sections 3.2 and 3.3 below and the provisions of Section 6 below, the shares of Common Stock issuable hereunder shall vest in five (5) increments of 100,000 shares ("Base Shares") on the last Business Day of each Contract Year during the term of this Warrant based upon the satisfaction by Premier during each Contract Year and/or on a cumulative basis of the minimum annual performance goals ("Minimum Annual Performance Goals") and the minimum cumulative sales goals ("Minimum Cumulative Sales Goals" and, together with the Minimum Annual Performance Goals, "Performance Goals"), with respect to sales of Horizon Products to Premier Organizations, set forth in table 3.1 below:

                          PERFORMANCE GOALS (TABLE 3.1)


                    Minimum Annual
                   Performance Goal          Minimum Cumulative
               (Dollar Amount of Sales    Performance Goal (Dollar
                of Horizon Products to       Amount of Sales of          Number of Warrant
   Contract     Premier Organizations)      Horizon Products to         Shares Eligible for
     Year                                  Premier Organizations)             Vesting
--------------------------------------------------------------------------------------------
      1              $13,000,000                $ 13,000,000                  100,000
      2              $20,000,000                $ 33,000,000                  100,000
      3              $27,000,000                $ 60,000,000                  100,000
      4              $34,000,000                $ 94,000,000                  100,000
      5              $38,000,000                $132,000,000                  100,000


         For the purposes of determining whether a Performance Goal has been met with respect to any Contract Year, or on a cumulative basis, the Corporation shall give Premier written notice (a "Performance Goal Statement") within thirty
(30) days after the end of each Contract Year, indicating aggregate sales of Horizon Products to Premier Organizations (i) for such Contract Year and (ii) since the date of issuance of this Warrant. Premier shall have thirty
(30) days after its receipt of any Performance Goal Statement to review the same and to notify the Corporation in writing if it disputes any amounts reflected on a Performance Goal Statement. If a dispute notice is given by Premier in a timely manner, Premier and the Corporation shall attempt to resolve the amount(s) in dispute as promptly as practicable. In the event Premier and the Corporation are unable to resolve the dispute within ten (10) days of receipt by the Corporation of the dispute notice, then Premier and the Corporation shall submit the disputed items on the Performance Goal Statement to a mutually acceptable nationally recognized certified public accounting firm. In the event Premier and the Corporation cannot agree on the selection of a nationally recognized certified public accounting firm, either party may request the American Arbitration Association to appoint such a firm, and such appointment shall be conclusive and binding on the parties. Within ten (10) days of the selection or appointment of such accounting firm, each party shall submit to the accounting firm a written statement describing the disputed Performance Goal Statement item(s) in reasonable detail. The accounting firm shall, within fifteen (15) days thereafter, resolve the disputed item(s) and such resolution shall be set forth in writing and shall be accepted as final and binding on the parties. In resolving the disputed item(s), the accounting firm shall not assign a value to any item greater than the highest, or less than the lowest, value for such item(s) claimed by either the Corporation or Premier. Upon request therefore, the Corporation shall provide to Premier and/or its accountants and other financial advisors copies of the work papers and related data used by the Corporation in connection with the preparation of the Performance Goal Statement.

                  3.2. Accelerated Vesting. If sales of Horizon Products to Premier Organizations in a Contract Year exceed the Minimum Annual Performance Goal and the Minimum Cumulative Performance Goal for such Contract Year, then the number of Warrant Shares which shall vest with respect to such Contract Year shall be increased to reflect the accelerated vesting of a portion of the Base Shares eligible to vest in the subsequent Contract Year in accordance with the following formula:

     Number of               $ Amount in               $ Amount of
     Additional               Excess of                  Annual
   Warrant Shares              Minimum              Performance Goal
 Vesting in Current   =         Annual         /     for Subsequent     x         100,000*
   Contract Year             Performance              Contract Year
 from Acceleration         Goal for Current
                            Contract Year

---------------
         *Plus the number of additional shares, if any, deemed to be Base Shares for the subsequent Contract Year in accordance with Section 6.5 hereof.

To the extent that the vesting of Base Shares with respect to any Contract Year (an "Accelerated Year") has been accelerated (such accelerated Base Shares being "Accelerated Shares") to a preceding Contract Year, in determining the number of Warrant Shares eligible to vest in such Accelerated Year, the number of Accelerated Shares shall be deducted from the number of Base Shares eligible to vest.

                  3.3. Non-Satisfaction of Performance Goals. In the event the Minimum Annual Performance Goal for any Contract Year is not satisfied, no Warrant Shares shall vest with respect to such Contract Year unless the Minimum Cumulative Performance Goal for such Contract Year has been satisfied, in which event the number of Warrant Shares which vest shall equal (1) the number of Base Shares eligible to vest in such year (reflecting any necessary reductions for Accelerated Shares), plus (2) the amount by which the actual cumulative sales for such Contract Year exceed the Minimum Cumulative Performance Goal for such Contract Year divided by the Minimum Annual Performance Target for the subsequent Contract Year.

                  3.4. Maximum Warrant Shares Issuable. Subject to Section 6 below, in no event shall the number of Warrant Shares issuable under this Warrant exceed 500,000.

                  3.5. Exercise Procedure. During the Effective Period, the Holder hereof may exercise this Warrant from time to time with respect to the Warrant Shares by delivery to the Corporation at its office at One Horizon Way, Manchester, Georgia 31816 Attention: William E. Peterson, Jr., President (or such other address or person as the Corporation may specify to the Holder from time to time), of (i) a written notice of the Holder's election to exercise this Warrant, substantially in the form of the notice attached to this Warrant as Exhibit A, duly executed by the Holder or its agent or attorney, (ii) payment of the Exercise Price by either (x) a check payable to the Corporation in an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise, (y) the delivery of a notice to the Corporation that the Holder is exercising the Warrant by authorizing the Corporation to reduce the Warrant Shares subject to the Warrant by the number of Warrant Shares having an aggregate Fair Market Value as of the Exercise Date equal to the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise or (z) the delivery to the Corporation of that number of shares of Common Stock having an aggregate Fair Market Value as of the Exercise Date equal to the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise and (iii) this Warrant. In the event of any exercise of the rights represented by this Warrant, (i) certificates for the shares of Common Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding twenty (20) Business Days, after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the Common Stock so purchased as of the date of such exercise, and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. Any such replacement warrant shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Common Stock issuable pursuant to the exercise thereof.

         4. RESTRICTED SECURITIES. (a) This Warrant and the Warrant Shares issuable hereunder (the "Restricted Securities") have not been registered under the Securities Act or any Blue Sky Laws and shall not be transferred, sold, pledged, assigned or otherwise disposed of except pursuant to an effective registration statement under the Securities Act or pursuant to a transaction that is exempt from the registration requirements of the Securities Act and in accordance with paragraph (b) below. Certificates representing Warrant Shares shall bear substantially the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS") AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED OF (A "TRANSFER") IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN OPINION FROM COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE BLUE SKY LAWS

                  (b) Prior to any Transfer, or attempted Transfer of Restricted Securities, other than a Transfer or attempted Transfer pursuant to (x) a transaction covered by an effective registration statement under the Securities Act or (y) Rule 144 under the Securities Act, the Holder thereof shall give ten
(10) Business Days prior written notice (a "Transfer Notice") to the Corporation of such Holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, accompanied by an acknowledgment of the transferee of the terms and conditions hereof, and provide to the Corporation a written opinion of counsel reasonably satisfactory to the Corporation and addressed to the Corporation to the effect that the proposed Transfer of the Restricted Securities may be effected without registration under the Securities Act and applicable Blue Sky Laws. After receipt of the Transfer Notice and such opinion of counsel, the Corporation shall, within five (5) Business Days thereof, notify the Holder of the Restricted Securities in writing as to whether the Holder is in compliance with the transfer provisions hereof and, if the Corporation finds such compliance, such Holder shall thereupon be entitled to Transfer the Restricted Securities, in accordance with the terms of the Transfer Notice. The Holder of the Restricted Securities giving the Transfer Notice shall not be entitled to transfer any of the Restricted Securities until receipt of notice from the Corporation under this Section 4(b); provided, however, that the Corporation shall be deemed to have delivered notice to the Holder approving any Transfer described in a Transfer Notice to which the Corporation has not otherwise responded within the five (5) Business Day period described above.

         5. STOCK FULLY PAID; RESERVATION OF SHARES. The Corporation covenants and agrees that all shares of Common Stock which may be issued upon the exercise of this Warrant will upon issuance be fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance and free of preemptive rights. The Corporation further covenants and agrees that, during the Effective Period, the Corporation will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         6. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number and kind of securities issuable upon the exercise of this Warrant and the amount of the Exercise Price shall be subject to adjustment from time to time upon the happening of the following events during the Effective Period:

                  6.1. Consolidation, Merger and Other Sales Events. In the event of any consolidation of the Corporation with, or a merger of the Corporation into, any other Person, or a sale or lease or other transfer of all or substantially all of the assets of the Corporation, or a distribution by the Corporation of its assets with respect to the Common Stock as a liquidating or partial liquidating dividend (a "Sale Event"), the Holder shall have the right thereafter to exercise this Warrant and acquire the kind and amount of shares of stock or other securities and property to which the Holder would have been entitled if the Holder had purchased Common Stock of the Corporation by the exercise of this Warrant immediately prior to any such Sale Event with respect to all vested shares of Common Stock issuable hereunder, and the Corporation shall make lawful provision therefor as part of such event. The Corporation shall not effect any such Sale Event involving another Person (other than a liquidation event) unless, upon or prior to the consummation thereof, the successor Person or the Person to which the property of the Corporation has been consolidated, merged, sold, leased or otherwise transferred, shall assume by written instrument the obligations of the Corporation under the Group Purchasing Agreement and this Warrant (as to unvested shares of Common Stock issuable hereunder) and the obligation of the Corporation to deliver to the Holder such shares of stock, securities, cash or property (or appropriate substitute stock, securities, cash or property) as in accordance with the foregoing provisions the Holder shall be entitled to receive or to earn.

                  6.2. Subdivision or Combination of Shares. If, at any time while this Warrant is outstanding following the completion of an Initial Public Offering , the Corporation shall subdivide or combine any class or classes of its Common Stock, the Exercise Price shall be adjusted, as of the date the Corporation shall take a record of the holders of such class or classes of Common Stock for the purpose of such subdivision or combination (or, if no such record is taken, as of the date of such subdivision or combination), to that price determined by multiplying the Exercise Price in effect immediately prior to the record date (or, if no such record is taken, then immediately prior to such subdivision or combination), by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision or combination, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision or combination (plus in the event that the Corporation paid cash for fractional shares, the number of additional shares which would have been outstanding had the Corporation issued fractional shares in connection therewith). Upon each adjustment in the Exercise Price pursuant to this Section 6.2, the number of shares of Common Stock purchasable hereunder shall be adjusted to the product obtained by multiplying the number of such shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

                  6.3. Issuance of Additional Shares of Common Stock; Stock Dividends. If, at any time while this Warrant is outstanding following the completion of an Initial Public Offering, the Corporation shall issue any Additional Shares, including shares issued as a Common Stock distribution or dividend (other than as provided in the foregoing Sections 6.1 and 6.2), at a price per share less than Fair Market Value of the Common Stock as of the date immediately prior to such issuance, then the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of shares of Common Stock subject to purchase upon exercise of this Warrant by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding (including shares issuable upon exercise or conversion of outstanding Convertible Securities) immediately prior to such issuance of Additional Shares of Common Stock plus the number of Additional Shares of Common Stock so issued, and the denominator of which shall be an amount equal to the sum of (a) the number of shares of Common Stock outstanding (including shares issuable upon exercise or conversion of outstanding Convertible Securities) immediately prior to such issuance of Additional Shares of Common Stock plus (b) the number of shares of Common Stock which the aggregate consideration, if any, received by the Corporation (determined as provided in Section 6.7 hereof) for such issuance of Additional Shares of Common Stock would buy at the Fair Market Value thereof as of the date immediately prior to such issuance. In the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such issuance of Additional Shares of Common Stock by the fraction used for purposes of the aforementioned adjustment. The provisions of this Section 6.3, including by operation of Section 6.4 below, shall not operate to increase the Exercise Price or to reduce the number of shares of Common Stock subject to purchase upon exercise of this Warrant.

                  6.4.     Issuance of Options or Convertible Securities.

                           6.4.1. If the Corporation shall, at any time while
                  this Warrant is outstanding, issue any Options, whether or not such Options or the rights to convert or exchange any Convertible Securities issuable upon exercise of such Options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of Convertible Securities issuable upon exercise of such Options (determined by dividing (i) the aggregate amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (ii) the maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Fair Market Value per share of outstanding Common Stock on the date immediately prior to the issuance of such Options or immediately prior to the date of announcement thereof (whichever is less), then for purposes of Section 6.3 hereof, the maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and the Corporation shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in Section 6.4.3 hereof, no additional adjustment of the number of shares of Common Stock purchasable upon the exercise of this Warrant or of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of such Convertible Securities.

                           6.4.2. If the Corporation shall, at any time while
                  this Warrant is outstanding, issue any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the aggregate amount received or receivable by the Corporation as consideration for such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Fair Market Value per share of outstanding Common Stock of the Corporation on the date immediately prior to such issuance or on the date immediately prior to the announcement thereof (whichever is less), then for purpose of Section 6.3 hereof, the maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date immediately prior to the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding and the Corporation shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in Section 6.4.3, no additional adjustment of the number of shares of Common Stock purchasable upon exercise of this Warrant or of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

                           6.4.3. If the purchase price provided for in any
                  Option referred to in Section 6.4.1 hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Sections 6.4.1 or
                  6.4.2 hereof, or the ratio at which any Convertible Securities referred to in Sections 6.4.1 or 6.4.2 hereof are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against, and having the effect of protecting against, dilution upon an event which results in a related adjustment pursuant to this Section 6), the number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price which would then be in effect had the adjustment made upon the issuance of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion ratio, as the case may be; provided, however, that such readjustment shall give effect to such change only with respect to such Options and Convertible Securities as then remain outstanding. If, at any time after any adjustment or readjustment of the number of shares of Common Stock purchasable upon exercise of this Warrant or the Exercise Price shall have been made pursuant to this Section 6.4.3, the right of conversion, exercise or exchange of such Option or Convertible Securities shall expire or terminate and the right of conversion, exercise or exchange in respect of all or a portion of such Option or Convertible Securities shall not have been exercised, such previous adjustment shall be rescinded and annulled. Thereupon, a recomputation shall be made of the effect of such adjustment (a "Rescinded Adjustment") on the number of shares of Common Stock, if any, theretofore actually issued pursuant to the exercise of this Warrant during the period from the issuance of the relevant Option or Convertible Securities and the rescission of the Rescinded Adjustment and the consideration actually received by the Corporation therefor, and a new adjustment of the number of shares of Common Stock purchasable upon exercise of this Warrant and the Exercise Price shall be made, which new adjustment shall supersede (effective only with respect to any exercise of this Warrant after such readjustment) the previous adjustment so rescinded and annulled.

                           6.4.4. If the Corporation shall after the date of
                  issuance of this Warrant pay a dividend or make any other distribution upon the Common Stock of the Corporation payable in Common Stock, Options or Convertible Securities, then, for purposes of Section 6.3 and this Section 6.4, such Common Stock, Options or Convertible Securities, as the case may be, shall be deemed to have been issued or sold without consideration.

                  6.5. Increase in Number of Shares Issuable. The aggregate amount of any increase in the number of shares of Common Stock issuable hereunder shall be allocated as evenly as possible among the number of Base Shares in each Contract Year of the term remaining hereunder at the time of such adjustment.

                  6.6. Subscription Rights. If at any time the Corporation grants its shareholders any right to subscribe pro rata for additional securities of the Corporation, whether Common Stock, Options, Convertible Securities, or other classifications, or for any other securities or interests that the Holder would have been entitled to subscribe for if, immediately prior to such grant, the Holder had exercised this Warrant, and if such action by the Corporation does not result in a readjustment of the number of Warrant Shares or in the Warrant Price under any other subsection of this Section 6, then the Corporation shall also grant to the Holder the same subscription rights that the Holder would be entitled to if the Holder had exercised this Warrant in full (without regard to vesting) immediately prior to such grant.

                  6.7. Computation of Consideration. The consideration received by the Corporation shall be deemed to be the following: (i) to the extent that any Additional Shares, Options or Convertible Securities shall be issued for cash consideration, the consideration received by the Corporation therefor; (ii) if such Additional Shares, Options or Convertible Securities are offered by the Corporation for subscription, the subscription price; (iii) if such Additional Shares, Options or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, without deduction of any compensation, discounts, commissions, or expenses paid or incurred by the Corporation for or in connection with the underwriting thereof or otherwise in connection with the issue thereof. In case of the issuance at any time of any Additional Shares, Options or Convertible Securities in payment or satisfaction of any dividend upon any class of Stock other than Common Stock, the Corporation shall be deemed to have received for such Additional Shares, Options or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board of Directors of the Corporation shall determine in good faith the fair market value of such consideration and promptly notify the Holder of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof. If, within thirty (30) days after receipt of said notice, the Holder shall notify the Board of Directors of the Corporation in writing of its objection to such determination, a determination of fair market value for such consideration shall be made by an appraiser selected by the Corporation and approved by the holder. If the Corporation and the Holder are unable to agree on the selection of an appraiser, the issue of selection of an appraiser shall be submitted to the American Arbitration Association.

                  6.8. Treasury Shares. In making any adjustment in the Exercise Price provided in this Section 6, the number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Corporation or any of its Subsidiaries.

                  6.9. Other Action Affecting Common Stock. In case after the date hereof the Corporation shall take any action affecting its Common Stock, other than an action described in any of the foregoing Sections 6.1 through 6.7, inclusive, and the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the intent and principles of this Section 6, then the Warrant Price shall be adjusted in such manner as the Board of Directors of the Corporation shall in good faith determine to be equitable in the circumstances.

         7.       NOTICE OF CERTAIN EVENTS, ADJUSTMENTS

                  7.1. Prior Notice of Certain Events. The Corporation shall deliver (by first class mail postage prepaid) to the Holder of this Warrant written notice at least ten (10) days prior to the occurrence of the following events:

                  (i) the date on which a record is to be taken for the purpose of any dividend, subdivision or combination of shares, or, if a record is not to be taken, the date as of which the shareholders of Common Stock of record to be entitled to such dividend, subdivision or combination are to be determined;

                  (ii) the date on which a record is to be taken for the purpose of determining shareholders of Common Stock entitled to vote on any reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption; and

                  (iii) the date, if any, as of which holders of record of the Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, winding up, purchase, retirement or redemption.

                  7.2. Notice of Adjustments. If any circumstance or adjustment described in Section 6 hereof occurs, then within five (5) days after the occurrence of such circumstance or such adjustment, the Corporation shall deliver (by first class mail postage prepaid) to the holder of this Warrant notice thereof, and shall state in reasonable detail (i) the event requiring any adjustment to either the Exercise Price or the number of shares of Common Stock purchasable upon exercise of this Warrant, (ii) the amount of the adjustment,
(iii) the method by which such adjustment was calculated (including a description hereunder), and (iv) the Exercise Price and number of shares of Common Stock purchasable hereunder after giving effect to such adjustment.

         8. WARRANT HOLDER NOT SHAREHOLDER. Subject to Section 6 hereof, until exercised, this Warrant shall not entitle the Holder to any voting rights or other rights of a shareholder of the Corporation.

         9.       REGISTRATION RIGHTS

                  9.1. Incidental Registration. If the Corporation, at any time prior to April 1, 2004, proposes to register any Common Stock under the Securities Act for sale (except with respect to an Initial Public Offering and registration statements on Forms S-4 or S-8 or any successor or similar forms), each such time it will give written notice to Premier of its intention so to do. Upon the written request of Premier, given within ten (10) days after receipt of any such notice, to register any of Premier's Registration Shares, the Corporation will use its reasonable efforts to cause the Registration Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Corporation. The number of Registration Shares to be included in a firm commitment underwritten public offering pursuant to this Section 9.1 may be reduced if and to the extent that the managing underwriters shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold thereunder. Premier's Registration Shares are subject to the priority of registration rights with respect to Common Stock granted to any other party as of the date of issuance of this Warrant which are superior to the rights of Premier under this Agreement or otherwise conflict with the rights of Premier under this Agreement. Premier's Registration Shares shall not be subject to any priority of registration rights with respect to Common Stock granted or issued to any other party following the date hereof, provided that registration rights may be granted on a pari passu basis, in which event Premier's Registration Shares shall participate in any registration on a pro rata basis with any other shares of Common Stock entitled to such registration rights. Notwithstanding anything to the contrary contained in this Section 9.1, in the event that there is a firm commitment underwritten public offering of Common Stock pursuant to which Premier has incidental registration rights under this
Section 9.1 and (i) Premier does not elect to sell Registration Shares in connection with such underwritten public offering, and (ii) the directors, officers and substantially all of the holders of unregistered shares of Common Stock representing 5% or more of the outstanding Common Stock of the Corporation ("Other Holders") have agreed to refrain from selling any shares of Common Stock then owned by them during the period of distribution of the Corporation's Common Stock by the underwriters for any such underwritten public offering and for such period of time thereafter as such underwriters shall reasonably determine with respect to both Premier and the Other Holders, then Premier shall refrain from selling any Registration Shares then owned by Premier during the period of distribution of the Corporation's Common Stock by such underwriters and for such period of time thereafter as such underwriters shall reasonably determine with respect to both Premier and the Other Holders.

                  9.2. Registration Procedures. If and whenever the Corporation is required by the provisions of Section 9.1 hereof to effect the registration of any of the Registration Shares under the Securities Act, the Corporation shall, as expeditiously as possible:

                 (a) prepare and file with the Commission a registration statement on the applicable form with respect to such securities (such registration statement to include all information which Premier shall reasonably request) and use its reasonable efforts to cause such registration statement to become and remain effective for the period specified in Section 9.2(f) below; provided, however, that the Corporation will (i) furnish to counsel selected by Premier copies of the registration statement and copies of all documents proposed to be filed therewith, and the Corporation shall not file the registration statement or any such documents to which such counsel shall have reasonably objected on the grounds that such registration statement and documents do not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, (ii) permit counsel to Premier to conduct such legal due diligence as may reasonably be required to satisfy their due diligence obligation under the Securities Act and (iii) notify Premier of (x) any request by the Commission to amend such registration statement, or (y) any stop order issued or threatened by the Commission, and take all reasonable actions required to prevent the entry of such stop order to promptly remove if it entered;

                 (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the distribution period specified in Section 9.2(f) below and to comply with the provisions of the Securities Act with respect to the disposition of all Registration Shares covered by such registration statement;

                 (c) furnish to Premier and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Registration Shares covered by such registration statement;

                 (d) use its reasonable efforts to register or qualify the Registration Shares covered by such registration statement under the Blue Sky Laws of such jurisdictions as the managing underwriters shall reasonably request;

                 (e) use its reasonable efforts to cause all such Registration Shares to be listed on each securities exchange and quotation system on which similar securities issued by the Corporation are then listed and, if such securities are not then listed on the New York Stock Exchange, American Stock Exchange or the Nasdaq
                      National Market, on such exchange or quotation system as may be reasonably requested by Premier, provided that the Corporation then meets or is reasonably capable of meeting the eligibility requirements for such exchange or system, and to enter into such customary agreements as may be required in furtherance thereof, including, without limitation, listing applications and indemnification agreements in customary form;

                 (f) immediately notify Premier and each underwriter, at any time when a prospectus relating to Registration Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                 (g) cause members of its management to participate in a road show with respect to any firm commitment underwritten public offering in which Registration Shares are included; and

                 (h) the period of distribution of Registration Shares in a firm commitment underwritten public offering pursuant to
                      Section 9.1 shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it.

                9.3. Premier's Cooperation. In connection with each registration hereunder, Premier will furnish to the Corporation in writing such information with respect to itself and the proposed distribution by Premier as shall be reasonably necessary in order to assure compliance with federal and applicable Blue Sky Laws.

                9.4. Underwriting Agreement. In connection with each registration pursuant to Section 9.1 hereof covering a firm commitment underwritten public offering, the Corporation agrees to enter into a written agreement with the managing underwriters selected by the Corporation in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Corporation's size and investment stature; provided, however, that such agreement shall not contain any such provision applicable to the Corporation which is inconsistent with the provisions hereof; provided, further, however, that the time and place of the closing under said agreement shall be as reasonably agreed upon by the Corporation and such managing underwriters.

                9.5. Expenses. All expenses incurred by the Corporation and Premier in connection with a registration contemplated by Section 9.1 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Corporation, fees of the National Association of Securities Dealers, Inc. and fees of transfer agents and registrars, but excluding any Selling

Expenses (as hereinafter defined), are herein called "Registration Expenses." All underwriting discounts, selling commissions, taxes, fees and disbursements of counsel for Premier and brokerage fees and expenses applicable to the sale of Registration Shares are herein called "Selling Expenses." All Registration Expenses in connection with each registration statement filed pursuant to
Section 9.1 hereof shall be borne by the Corporation. All Selling Expenses in connection with each registration statement filed pursuant to Section 9.1 hereof shall be borne by Premier.

                9.6. Indemnification. In the event of a registration of any of the Registration Shares under the Securities Act pursuant to Section 9.1 hereof, the Corporation will indemnify and hold harmless Premier and each other person, if any, who controls Premier within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Premier or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registration Shares were registered under the Securities Act pursuant to Section 9.1 hereof, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Premier and each such controlling person for any legal expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation will not be liable and will not reimburse Premier or any such controlling person in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Premier or any controlling person of Premier or underwriter of Registration Shares in writing specifically for use in such registration statement or preliminary or final prospectus (or amendment or supplement thereto).

         In the event of a registration of any of the Registration Shares under the Securities Act pursuant to Section 9.1 hereof, Premier will indemnify and hold harmless the Corporation and each person, if any, who controls the Corporation within the meaning of the Securities Act, each officer of the Corporation who signs the registration statement, each director of the Corporation, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Corporation or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registration Shares were registered under the Securities Act pursuant to Section 9.1 hereof, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Corporation and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Premier will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to Premier, as such, furnished in writing to the Corporation by Premier specifically for use in such registration statement or prospectus; provided, further, however, that the liability of Premier hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of shares sold by Premier under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by Premier from the sale of Registration Shares covered by such registration statement.

         Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent that the indemnifying party demonstrates that it has been irreparably prejudiced thereby. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9.6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based upon advice of counsel that there may be defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

         Notwithstanding the foregoing, in any such action, any indemnified party shall have the right to retain his or its own counsel, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

         If the indemnification provided for in the first two paragraphs of this
Section 9.6 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Corporation, on the one hand, and Premier, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give the notice required under such paragraphs. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Corporation, on the one hand, or Premier, on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation and Premier agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, Premier shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Registration Shares sold by Premier was offered to the public exceeds the amount of any damages which it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         10. AMENDMENT AND WAIVER. Any term, covenant, agreement or conditions in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Corporation and the Holder.

         11. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         12. REPLACEMENT. On receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of an indemnity agreement or bond reasonably satisfactory in form and amount of the Corporation or, in the case of mutilation, on surrender and cancellation of this Warrant, the Corporation, at its expense, will execute and deliver in lieu of this Warrants a new warrant of like tenor.

         13. SPECIFIC PERFORMANCE. The Holder shall have the right to specific performance by the Corporation of the provisions of this Warrant. The Corporation hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Corporation for specific performance of this Warrant by the Holder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Corporation has executed and delivered this Warrant as of the date first set forth above.


                                 HORIZON MEDICAL PRODUCTS, INC., a
                                 Georgia corporation


                                 By: /s/ Marshall B. Hunt
                                    ---------------------------------
                                     Name: Marshall B. Hunt
                                     Title: Chairman and CEO


Attest:



-------------------------
                                       22

                                                                       EXHIBIT A


                                 EXERCISE NOTICE

                 [To be executed only upon exercise of Warrant]

                              CASH EXERCISE METHOD

      The undersigned registered owner of the attached Warrant irrevocably exercises, by the cash exercise method in accordance with Section 3.5(ii)(x) of the Warrant, the attached Warrant for the purchase of ___ shares of Common Stock, $0.001 par value, of Horizon Medical Products, Inc. and herewith makes payment therefor, to the order of the Corporation in the amount of $________ as of the Exercise Price in accordance with the terms set forth in Section 3.5(ii)(x).

                            NON-CASH EXERCISE METHOD

         The undersigned registered owner of the attached Warrant irrevocably exercises, by the non-cash exercise method in accordance with Section 3.5(ii)(y) of the Warrant, the attached Warrant for the purchase of _____ shares of Common Stock,$0.001 par value, of Horizon Medical Products, Inc. in accordance with the terms set forth in Section 3.5(ii)(y); or

         The undersigned registered owner of the attached Warrant irrevocably exercises, by the non-cash exercise method in accordance with Section 3.5(ii)(z) of the Warrant, the attached Warrant for the purchase of _______ shares of Common Stock, $0.001 par value, of Horizon Medical Products, Inc. in accordance with the terms set forth in Section 3.5(ii)(z).

                              ISSUANCE INSTRUCTIONS

         The undersigned requests that a certificate for such Common Stock be registered in the name of _____ whose address is ____ and that such certificate be delivered to __________________ whose address is ____. If such number of shares of Common Stock is less than all of the shares of Common Stock which may be purchased upon the exercise of the Warrant, the undersigned hereby requests that a new Warrant representing the remaining balance of this Warrant be registered in the name of ____ whose address is _______and that such Warrant be delivered to ________ whose address is ________.

                                              ---------------------------------
                                              Name of Registered Owner


                                              ---------------------------------
                                              Signature of Registered Owner


                                              ---------------------------------

                                              ---------------------------------
                                              Address

                                              ---------------------------------
                                              Federal ID Number


                                       A-2